	Summary Prospectus	Ticker Symbols

Government Fund	February 25, 2013	Class A: FIGVX Class B: FIGYX Advisor Class: FIHUX Institutional Class: FIHVX

Supplemented as of February 26, 2013
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/prospectuses.  You can also get this information at no cost by calling 1 (800) 423-4026 or by sending an e-mail request to admcust@firstinvestors.com.  The Fund’s prospectus and SAI, both dated February 25, 2013, and the prospectus supplemented as of February 26, 2013, the financial statements included in the Fund’s most recent report to shareholders, dated September 30, 2012, are all incorporated by reference into this Summary Prospectus.

Investment Objective:  The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.66%	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.22%	0.31%	0.25%3	0.11%3
Total Annual Fund Operating Expenses	1.18%	1.97%	0.91%	0.77%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$688	$928	$1,187	$1,924
Class B shares	$600	$918	$1,262	$2,091
Advisor Class shares	$93	$290	$504	$1,120
Institutional Class shares	$79	$246	$428	$954

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$688	$928	$1,187	$1,924
Class B shares	$200	$618	$1,062	$2,091
Advisor Class shares	$93	$290	$504	$1,120
Institutional Class shares	$79	$246	$428	$954

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its whole portfolio.

Principal Investment Strategies:  Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”).

The Fund invests in all types of U.S. Government Securities, which may include (a) U.S. Treasury obligations, (b) securities that are issued or guaranteed by U.S. Government agencies or instrumentalities that are backed by the full faith and credit of the U.S. Government, such as securities that are guaranteed by the Government National Mortgage Association (“GNMA”), and (c) securities that are issued or guaranteed by agencies or instrumentalities that are sponsored by Congress but whose securities are not guaranteed by the U.S. Government and are backed solely by the credit of the issuing agency or instrumentality and the right to borrow from the U.S. Treasury, such as the securities issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”).  The Fund may also invest in U.S. Treasury futures and options on treasury futures to hedge against changes in interest rates.

The Fund uses a “top down” approach in making investment decisions based on its assessment of interest rates, economic and market conditions, and the relative values of different types of U.S. Government securities.  In selecting investments, the Fund considers, among other factors, maturity, yield, relative value and, in the case of mortgage-backed securities, coupon and weighted average maturity.  The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment.

Principal Risks:  You can lose money by investing in the Fund.  While the Fund invests in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, your investment in the Fund is not insured or guaranteed by the U.S. Government.  The Fund is intended for investors who:

■ Are seeking an investment which offers both current income and a low degree of credit risk,

■ Are willing to accept fluctuations in the value of their investment and the income it produces as a result of changes in interest rates and mortgage refinancing, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Securities with longer maturities are generally more sensitive to interest rate changes.

Prepayment and Extension Risk.  The Fund is subject to prepayment and extension risk since it invests in mortgage-backed securities.  When interest rates decline, borrowers tend to refinance their mortgages.  When this occurs, the mortgages that back these securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments.  This will increase both the Fund’s sensitivity to interest rates and its potential for price declines.

Credit Risk.  This is the risk that an issuer of bonds will be unable to pay interest or principal when due.  The prices of bonds are affected by the credit quality of the issuer and in the case of mortgage-backed securities, the credit quality of the underlying mortgages.  Credit risk applies to securities issued by U.S. Government-sponsored enterprises (such as Fannie Mae and Freddie Mac mortgage-backed securities) that are not backed by the full faith and credit of the U.S. Government.

Derivatives Risk. Investments in U.S. Treasury futures and options on treasury futures involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 3.66% (for the quarter ended December 31, 2008) and the lowest quarterly return was
-0.81% (for the quarter ended June 30, 2006).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	-4.54%	3.70%	3.54%
(Return After Taxes on Distributions)	-5.60%	2.33%	2.03%
(Return After Taxes on Distributions and Sales of Fund Shares)	-2.95%	2.28%	2.08%
Class B Shares
(Return Before Taxes)	-3.30%	3.87%	3.56%
Citigroup Government/Mortgage Index (reflects no deduction for fees, expenses or taxes)**	2.30%	5.52%	4.92%
BofA Merrill Lynch GNMA Master Index (reflects no deduction for fees, expenses or taxes)	2.36%	5.99%	5.21%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.
** The Fund has elected to use the Citigroup Government/Mortgage Index because it reflects how the Fund is currently being managed.  After this year, the Fund will not show a comparison to the BofA Merrill Lynch GNMA Master Index.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Portfolio Manager:  Clark D. Wagner, Director of Fixed Income, serves as Co-Portfolio Manager of the Fund and has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 1995.

Rodwell Chadehumbe has served as Co-Portfolio Manager of the Fund since December 2012.

Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1 (800) 423-4026.  The minimum initial purchase for Class A shares, Class B shares and Advisor Class shares is $1,000.  The minimum initial purchase for Institutional Class shares is $2,000,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred account may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”).  FIC is an affiliate of the Fund’s adviser and both are subsidiaries of the same holding company.  FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds.  This may create a conflict of interest by influencing the representatives to recommend First Investors Funds over other funds.  For more information on FIC’s policies ask your representative, see the Fund’s SAI or visit First Investors website at: www.firstinvestors.com.

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